                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) July 18, 2005
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                               Jarden Corporation
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             (Exact name of registrant as specified in its charter)

         Delaware                      0-21052                 35-1828377
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(State or other jurisdiction         (Commission              (IRS Employer
     of incorporation)               File Number)           Identification No.)

555 Theodore Fremd Avenue, Rye, New York                             10580
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(Address of principal executive offices)                          (Zip Code)

        Registrant's telephone number, including area code (914) 967-9400
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]   Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)
[ ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)
[ ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the
      Exchange Act (17 CFR 240.14d-2(b))
[ ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the
      Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Credit Agreement
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         On July 18, 2005, Jarden Corporation (the "Company" or "Jarden")
entered into Amendment No. 2 to Credit Agreement and Amendment No. 1 to Pledge
and Security Agreement (the "Credit Amendment") to its (i) Credit Agreement,
dated as of January 24, 2005 (as amended by that certain Amendment No. 1, dated as of April 11, 2005, and the Credit Amendment, the "Credit Agreement"), among the Company, as borrower, the lenders and letters of credit issuers parties thereto, Canadian Imperial Bank of Commerce ("CIBC"), as administrative agent,
Citicorp USA, Inc., as syndication agent, and Bank of America, N.A., National
City Bank of Indiana and SunTrust Bank, as co-documentation agents, and the (ii)
Pledge and Security Agreement, dated as of January 24, 2005 (as amended by the
Credit Amendment, the "Pledge and Security Agreement"), by the Company and each of its subsidiaries parties thereto in favor of CIBC, as administrative agent.
The Credit Amendment was entered into in order to, among other things, (i)
increase the maximum aggregate principal amount of incremental term loans that may be borrowed as a facilities increase thereunder from $400 million to $780 million (inclusive of the First Facilities Increase (as defined in the Credit
Agreement) and the Second Facilities Increase (as defined below); and (ii)
consent to the Holmes Acquisition (as defined below under Item 2.01). In connection with the execution of the Credit Amendment, each existing guarantor under the Credit Agreement consented to the terms of the Credit Amendment and agreed that the terms of the Credit Amendment shall not affect in any way its obligations and liabilities under any loan document by executing that certain
Consent, Agreement and Affirmation of Guaranty (the "Consent, Agreement and
Affirmation of Guaranty").

         Simultaneously with the execution of the Credit Amendment and the
Consent, Agreement and Affirmation of Guaranty, and pursuant to the terms of the
Credit Agreement, the Company obtained a facilities increase in an aggregate principal amount of $380 million (the "Second Facilities Increase") and those funds, combined with cash on hand, were used primarily to pay the cash consideration of the Holmes Acquisition (See Item 2.01 for a description of the
Holmes Acquisition).

         A copy of the Credit Amendment and Consent, Agreement and Affirmation
of Guaranty are attached to this current report on Form 8-K as Exhibits 10.1 and
10.2, respectively, and are incorporated herein by reference as though they were fully set forth herein. The foregoing summary description of the Credit
Amendment and the Consent, Agreement and Affirmation of Guaranty and the
transactions contemplated thereby are not intended to be complete, and are qualified in their entirety by the complete text of the Credit Amendment and the
Consent, Agreement and Affirmation of Guaranty.

Item 2.01 Completion of Acquisition or Disposition of Assets.

         On July 18, 2005, the Company completed its acquisition of The Holmes
Group, Inc, ("THG"), a leading manufacturer and distributor of select home environment and small kitchen electrics under well-recognized consumer brands, including Bionaire(R), Crock-Pot(R), Harmony(R), Holmes(R), Patton(R), Rival(R),
Seal-a-Meal(R) and White Mountain(TM).

         Pursuant to the terms of the Agreement and Plan of Merger, dated June
28, 2005, as amended by Amendment No. 1 to the Agreement and Plan of Merger,
dated as of July 18, 2005 (the "Merger Agreement") the Company acquired through a newly formed wholly owned subsidiary (the "Holmes Acquisition") all of the equity interests of THG for approximately $420 million in cash, subject to certain adjustments, and approximately 6.2 million shares of Jarden common stock
(after giving effect to a 3-for-2 stock split distributed to Jarden stockholders on July 11, 2005).

         The cash portion of the merger consideration was financed through funds obtained in the Second Facilities Increase and cash on hand (as described above in Item 1.01).

         A copy of the Merger Agreement was filed as Exhibit 2.1 to the
Company's Current Report on Form 8-K, Date of Event - June 28, 2005, filed with the Commission on July 5, 2005, and is incorporated herein by reference as though fully set forth herein. A copy of Amendment No. 1 to the Merger Agreement is filed as Exhibit 2.2 and is incorporated herein by reference as though fully set forth herein. The foregoing summary description of the Holmes Acquisition is not intended to be complete and is qualified in its entirety by the complete text of the Merger Agreement.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an
          Off-Balance Sheet Arrangement of a Registrant

         Please see the discussion in "Item 1.01. Entry into a Material
Definitive Agreement" of this Form 8-K under the caption "Credit Agreement,"
which discussion is incorporated herein by this reference.

Item 3.02 Unregistered Sales of Equity Securities

         See disclosure in Item 2.01 above, which is incorporated herein by reference. The shares of common stock issued to the shareholders of THG pursuant to the Merger Agreement were issued pursuant to an exemption from registration provided by Section 4(2) of the Securities Act of 1933, as amended (the
"Securities Act") and/or Regulation D promulgated under the Securities Act. Each purchaser of the Securities represented to the Company that such entity is an accredited investor as defined in Rule 501(a) of the Securities Act. The recipients of the securities in each such transaction represented their intention to acquire the securities for investment only and not with a view to or for sale in connection with any distribution thereof and

appropriate legends were affixed to the share certificates issued in such transactions. As of the date hereof, after taking in to account the Holmes
Acquisition, there are approximately 38,500,000 shares of Jarden common stock issued and outstanding.

Item 5.03 Amendments to Article of Incorporation or Bylaws; Change in Fiscal
          Year

         On July 19, 2005, the Company filed with the Delaware Secretary of
State a Certificate of Elimination eliminating the Company's Series C Mandatory
Convertible Participating Preferred Stock (the "Series C Preferred Stock"). The
elimination of the Company's Series C Preferred Stock was approved by the
Company's Board of Directors and did not require a vote of stockholders. No shares of the Company's Series C Preferred Stock were issued and outstanding on the date that the Board of Directors approved the elimination of the Company's
Series C Preferred Stock or on the date that the Company filed the Certificate of Elimination. The Certificate of Elimination is filed as Exhibit 3.1 hereto.

Item 9.01 Financial Statements and Exhibits

               (a) Financial Statements of the Business Acquired.

         The audited consolidated balance sheets of THG as of December 31, 2003 and December 31, 2004, and the audited consolidated statements of income and cash flows for the three years ended December 31, 2004, will be filed as an amendment to this report within 71 days of the filing hereof as permitted by
Item 9 of Form 8-K.

         Unaudited balance sheets of THG as of June 30, 2004 and 2005 and the related unaudited consolidated statements of income and cash flows for each of the six-months ended June 30, 2004 and 2005 will be filed as an amendment to this report within 71 days of the filing hereof as permitted by Item 9 of Form
8-K.

               (b) Pro Forma Financial Information.

         Unaudited pro forma condensed consolidated statement of operations for the years ended December 31, 2003 and December 31, 2004 of the Company that gives effect to the Holmes Acquisition as if it had occurred on January 1, 2004 will be filed as an amendment to this report within 71 days of the filing hereof as permitted by Item 9 of Form 8-K.

         Unaudited pro forma condensed consolidated balance sheet as of June 30,
2005 of the Company and unaudited pro forma condensed consolidated statement of operations for the six months ended June 30, 2005 will be filed as an amendment to this report within 71 days of the filing hereof as permitted by Item 9 of
Form 8-K.

               (c) Exhibits. The following Exhibits are filed herewith as part of this report:

Exhibit     Description

2.1         Agreement and Plan of Merger dated as of June 28, 2005 among Jarden
            Corporation, JCS/THG, LLC, The Holmes Group, Inc., Berkshire
            Investors, LLC, Berkshire Fund IV, Limited Partnership, Berkshire
            Fund V, Limited Partnership, Jordan A. Kahn, The Jordan A. Kahn
            Family Limited Partnership and the other parties on the signature pages thereto (filed as Exhibit 2.1 to the Company's Current Report on Form 8-K, filed with Commission on July 5, 2005, and incorporated herein by reference).

2.2         Amendment No. 1, dated July 18, 2005, to the Agreement and Plan of
            Merger dated as of June 28, 2005 among Jarden Corporation, JCS/THG,
            LLC, The Holmes Group, Inc., Berkshire Investors, LLC, Berkshire
            Fund IV, Limited Partnership, Berkshire Fund V, Limited Partnership,
            Jordan A. Kahn, The Jordan A. Kahn Family Limited Partnership and
            the other parties on the signature pages thereto.

3.1         Certificate of Elimination of the Series C Mandatory Convertible
            Participating Preferred Stock of Jarden Corporation.

10.1        Amendment No. 2 to the Credit Agreement and Amendment No. 1 to
            Pledge and Security Agreement dated July 18, 2005 by and among the
            Company and CIBC, as Administrative Agent.

10.2        Consent, Agreement and Affirmation of Guaranty.

99.1        Press Release, dated July 18, 1005, of Jarden Corporation.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 20, 2005

                                   JARDEN CORPORATION

                                   By: /s/ Desiree DeStefano
                                      ------------------------------------------
                                      Name: Desiree DeStefano
                                      Title: Executive Vice President of Finance

                                  EXHIBIT INDEX

            Number                  Exhibit
            ------                  -------

              2.1                   Agreement and Plan of Merger dated as of
                                    June 28, 2005 among Jarden Corporation,
                                    JCS/THG, LLC, The Holmes Group, Inc.,
                                    Berkshire Investors, LLC, Berkshire Fund IV,
                                    Limited Partnership, Berkshire Fund V,
                                    Limited Partnership, Jordan A. Kahn, The
                                    Jordan A. Kahn Family Limited Partnership
                                    and the other parties on the signature pages
                                    thereto (filed as Exhibit 2.1 to the
                                    Company's Current Report on Form 8-K, filed
                                    with Commission on July 5, 2005, and
                                    incorporated herein by reference).

              2.2                   Amendment No. 1, dated July 18, 2005, to the
                                    Agreement and Plan of Merger dated as of
                                    June 28, 2005 among Jarden Corporation,
                                    JCS/THG, LLC, The Holmes Group, Inc.,
                                    Berkshire Investors, LLC, Berkshire Fund IV,
                                    Limited Partnership, Berkshire Fund V,
                                    Limited Partnership, Jordan A. Kahn, The
                                    Jordan A. Kahn Family Limited Partnership
                                    and the other parties on the signature pages
                                    thereto.

              3.1                   Certificate of Elimination of the Series C
                                    Mandatory Convertible Participating
                                    Preferred Stock of Jarden Corporation.

              10.1                  Amendment No. 2 to the Credit Agreement and
                                    Amendment No. 1 to Pledge and Security
                                    Agreement dated July 18, 2005 by and among
                                    the Company and CIBC, as Administrative
                                    Agent.

              10.2                  Consent, Agreement and Affirmation of
                                    Guaranty.

              99.1                  Press Release, dated July 18, 1005, of
                                    Jarden Corporation.